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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                  -------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported): October, 2, 1997

                             TCSI Corporation
          (Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California             94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500

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Item 5.  Other Events.

         On October 2, 1997, TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 28.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TCSI Corporation

By: /s/Ram A. Banin
    -----------------
Ram A. Banin
Acting Chief Financial Officer

Date: October 2, 1997

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                            INDEX TO EXHIBITS

28.  Press Release, dated October 2, 1997

    TCSI TEAMS WITH UNIDATA, INC. TO PROVIDE ADVANCED TELECOM SOFTWARE
                                 SOLUTIONS

     TCSI SolutionCore First to Offer Relational Database and Object-
                         Oriented Database Support

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For additional information contact:


  Leigh Salvo                             Caroline Carmagnol
  TCSI Corporation                        Price Public Relations
  (510)     749-8653                        (650)373-1515
  lsalvo@tcsi.com                        caroline@pricepr.com


    TCSI TEAMS WITH UNIDATA, INC. TO PROVIDE ADVANCED TELECOM SOFTWARE
                                 SOLUTIONS

TCSI'S SOLUTIONCORE FIRST TO OFFER RELATIONAL DATABASE AND OBJECT-ORIENTED
                             DATABASE SUPPORT


ALAMEDA, CALIFORNIA - October 2, 1997 - TCSI Corporation (Nasdaq: TCSI), the global provider of software to the telecom industry, and Unidata, Inc., the Denver based data management company and leading provider of object database management systems, today announced they have signed an agreement to incorporate Unidata's advanced database technology into TCSI's network management software solutions. Under the terms of the agreement, future generations of SolutionCore, TCSI's advanced development environment for telecom management systems, will feature an enhanced architecture that delivers object storage solutions that can be mapped to either relational or object databases. This feature will enable telecommunications solution providers to offer increased flexibility and independence to their customer's data storage needs. SolutionCore is expected to incorporate Unidata's product by early next year.

"Object technology is booming in the telecom industry. While many customers still favor relational technology, object-oriented databases are now becoming more mainstream. Unidata's expertise in this area increases the flexibility of TCSI's products by providing our customers transparency between relational and object database technologies," said Ram Banin, president and CEO of TCSI. "This agreement with Unidata exemplifies our teaming approach of incorporating best-of-class technology of other vendors into our software and services in order to provide superior solutions to our customers."

Unidata's O2 products are fully compliant with the Object Database Management Group's interface. This means the same application will run directly on top of any relational database or on top of SolutionCore, without recompiling. This feature from Unidata makes TCSI the first company to deliver full database independence in its telecom platform.

"This is a situation where we clearly responded to the needs of our customers, prospects, and the telecom marketplace. Enabled by our technology, TCSI's SolutionCore will be the first telecom development environment to offer traditional data storage or a high performance object database. We are extremely proud of this alliance," says Francois Bancilhon, CTO of Unidata, Inc.


About O2 C++ to Relational Binding Product
The  O2  C++  to  Relational Binding product is a middleware  product  that bridges the gap between C++ applications and relational databases. The product follows the ODMG 1.2 standard. From a description of C++ classes it generates an equivalent relational schema and methods to process objects in a relational database. The product includes a set of classes to manage persistent pointers, collections, transactions, exceptions and databases.

About Unidata, Inc.
Unidata is a leading provider of high-performance object database systems. Headquartered in Denver, Colorado, Unidata, Inc. was founded in 1986 and provides data management software, application development and middleware solutions for businesses worldwide.

Unidata customers span a variety of industries, including telecommunications, defense, manufacturing, utilities, energy, finance, insurance, medical and geographical information systems. With major subsidiaries in the United Kingdom, Australia, and France, Unidata has achieved success selling through its 27 sales/distribution offices in 17 countries and an international channel of over 600 Value Added Resellers
(VARS).

The  company's  major  partners include Bull, Siemens-Nexdorf,  IBM,  IONA,
Hewlett-Packard, SGI, Sun and Microsoft. Customers include Ford Motor Corporation, Renault, Peugeot, British Telecom, Bellcore, Xerox, Alcatel, the Rome Airport, LHS, the Korean Patent Office, Thomson, Motorola, Sun, Cap Gemini, Aeorspatiale, France Telecom, National Westminster, Grolier, and Swiss Bank. Unidata, Inc. can be found on the Internet at http://www.unidata.com for its home page, or at unidata@unidata.com for email.


TCSI Corporation Product and Services
TCSI provides integrated products and services to many of the world largest and most successful telecom companies. TCSI offers SolutionServicesTM, a full range of services including consulting, customized development, deployment,  maintenance,  and  training, SolutionCoreTM,  TCSI's  industry-
leading   application  environment,  enables  the  rapid  development   and
deployment of advanced element, network, and services management systems. TCSI's SolutionSuitesTM are integrated packages of applications components to automate the management processes of Intelligent Network, Broadband, and Digital Cellular services and networks.

About TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A recognized innovator in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.



This press release contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties which could cause actual results to differ materially from those projected. Such risks include, but are not limited to, the Company's ability to integrate in a timely basis O2's technologies into the Company's complex network management software solutions, the timing of significant customer orders, and capital spending patterns of the Company's customers. Further risks are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

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